EXHIBIT 10.10


                         AMENDMENT AND JOINDER AGREEMENT

     This AMENDMENT AND JOINDER AGREEMENT (this "Joinder Agreement"), dated as of June 2, 2005, by Crosstown Traders, Inc., a Delaware corporation ("Crosstown"), Figi's Inc., a Wisconsin corporation ("Figi's"), Arizona Mail Order Company, Inc., a Delaware corporation ("Arizona"), Bedford Fair Apparel, Inc., a Delaware corporation ("Bedford"), Figi's Business Services, Inc., a Wisconsin corporation ("Figi's BSI"), Figi's Gifts, Inc., a Wisconsin corporation ("Figi's Gifts"), Figi's Mail Order Gifts, Inc., a Wisconsin corporation ("Figi's MOGI"), LM&B Catalog, Inc., a Delaware corporation ("LM&B"), Monterey Bay Clothing Company, Inc., a Delaware corporation ("Monterey") and PC Flowers & Gifts.com LLC, a Delaware limited liability company ("PC Flowers" and together with Crosstown, Figi's, Arizona, Bedford, Figi's BSI, Figi's Gifts, Figi's MOGI, LM&B and Monterey, collectively, the "Crosstown Companies", and individually, a "Crosstown Company"), in favor of Wachovia Bank, National Association, successor by merger to Congress Financial Corporation, in its capacity as Administrative Agent, Collateral Agent and Joint Bookrunner (in such capacities, "Agent") for the Lenders (as hereinafter defined), and the financial institutions from time to time party to the Loan Agreement (as hereinafter defined) as lenders (each individually, a "Lender" and collectively, "Lenders").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, Charming Shoppes, Inc., a Pennsylvania corporation ("Parent"), Charming Shoppes of Delaware, Inc., a Pennsylvania corporation ("CS Delaware"), CSI Industries, Inc., a Delaware corporation ("CSI"), FB Apparel, Inc., an Indiana corporation ("FB Apparel"), Catherines Stores Corporation, a Tennessee corporation ("Catherines"), and Lane Bryant, Inc., a Delaware corporation ("LB", and, together with Parent, CS Delaware, CSI, FB Apparel and Catherines hereinafter referred to each individually, as a "Borrower" and collectively, as "Borrowers"), Agent and Lenders have entered into financing arrangements pursuant to which Agent and Lenders have made and may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated January 29, 2004, by and among Borrowers, CS Delaware, in its capacity as agent for itself as a Borrower and for the other Borrowers ("Borrowers' Agent"), Agent and Lenders (as the same now exists and as may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"); Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement;

     WHEREAS, pursuant to the Consent Agreement, dated May 18, 2005, among Agent, Required Lenders, Borrowers and Borrowers' Agent (the "Consent"), Agent and Required Lenders consented to the consummation of the acquisition by Chestnut Acquisition Sub, Inc., a Delaware corporation ("Chestnut"), a wholly-owned Subsidiary of Parent, of one hundred (100%) percent of the Capital Stock of Crosstown on the terms set forth therein; and

     WHEREAS, in furtherance of the Consent, Required Lenders have authorized Agent to join each of the Crosstown Companies as Borrowers under the Loan Agreement and the other Financing Agreements, subject to the terms and conditions contained herein and in the Financing Agreements; and

     NOW THEREFORE, in consideration of the foregoing, and the respective agreements and covenants contained herein, the parties hereto agree as follows:

     1. Joinder. Each of the Crosstown Companies, by its signature below hereby joins in and agrees to be bound by each and all of the provisions of the Loan Agreement as Borrowers and the Amended and Restated Guarantee, dated as of January 29, 2004, by Borrowers and Guarantors in favor of Agent and Lenders (the "Guarantee"), and, in so doing, hereby becomes a Borrower under the Loan Agreement. In addition, each of Chestnut, Crosstown, Figi's and Arizona, by its signature below hereby joins in and agrees to be bound by each and all of the provisions of the Shared Pledge Agreement, dated as of August 16, 2001, by certain Borrowers and Guarantors in favor of Agent and Lenders (the "Pledge Agreement"), and, in so doing, hereby becomes a Shared Subsidiary Pledgor under the Pledge Agreement. Without limiting the generality of the foregoing, each of the Crosstown Companies, as a Borrower, hereby: (a) grants to Agent, pursuant to
Section 5 of the Loan Agreement, a continuing security interest in and lien upon all currently existing and hereafter acquired or arising Collateral (as such term is defined in the Loan Agreement) other than Crosstown Securitization Program Assets to secure the Obligations, provided, that, notwithstanding the foregoing, Collateral shall include any interests which any Borrower or Guarantor may acquire from Catalog Seller in any returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Crosstown Securitized Receivable that constitutes a Crosstown Securitization Related Asset and any Crosstown Securitized Receivables that are at any time repurchased by any Borrower or Guarantor pursuant to the terms of the Crosstown Securitization Transaction; (b) grants to Agent, pursuant to Section 2 of the Pledge Agreement, a continuing security interest in and lien upon all currently existing and hereafter acquired or arising Collateral (as defined in the Pledge Agreement) other than Crosstown Securitization Program Assets to secure the Obligations;
(c) absolutely and unconditionally guarantees the payment of the Obligations to Agent and Lenders pursuant to the Guarantee; and (d) agrees to be bound by the covenants, representations, warranties, obligations, terms, conditions and other provisions of the Loan Agreement, the Guarantee, the Pledge Agreement, the other Financing Agreements and each other document to which a Person constituting a Borrower is a party mutatis mutandis, and in furtherance thereof, makes all of the representations and warranties set forth in the Loan Agreement, as amended hereby, to the extent relating to such Crosstown Company, excluding representations and warranties which specifically relate to an earlier date.

     2. Amendments to Loan Agreement

          (a) Additional Definitions. As used herein, in the Loan Agreement or in any of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions in their proper alphabetical order:

               "Catalog Seller" shall mean Catalog Seller LLC, a Delaware limited liability company, and its successors and assigns.

               "Crosstown Originators" shall mean, collectively, Crosstown Traders, Inc., its Subsidiaries (other than the Figi Companies) and their respective successors and assigns; each sometimes being referred to herein individually as a "Crosstown Originator".

               "Crosstown Originator Accounts" shall mean revolving charge accounts maintained by a Crosstown Originator, including accounts that have been written off as uncollectible.

               "Crosstown Securitization Program Assets" means (a) all Crosstown Securitized Receivables, (b) all Crosstown Securitization Related Assets, and (c) all collections (including recoveries) and other proceeds of the assets described in the foregoing clauses; provided, that, Crosstown Securitization Program Assets shall not include Crosstown Securitized Receivables that are at any time repurchased by any Borrower or Guarantor in accordance with the terms of the Crosstown Securitization Transaction.

               "Crosstown Securitization Transaction" shall mean the transaction or series of transactions (whether on-balance sheet or off-balance sheet, in the form of a sale, a loan or other transaction) entered into by the Crosstown Originators pursuant to which the Crosstown Originators may (directly or indirectly) sell, convey or otherwise transfer to Catalog Seller, or may grant a security interest in, any Crosstown Securitization Program Assets (whether now existing or arising in the future).

               "Crosstown Securitized Receivables" means all rights to payment of a Crosstown Originator in respect of Crosstown Originator Accounts, whether constituting finance charges, amounts billed in respect of purchases of merchandise or services, credit insurance premiums, rights to interchange, returned check or other charges, fees or other amounts.

               "Crosstown Securitization Related Assets" means with respect to Crosstown Securitized Receivables: (a) any rights, remedies, powers and privileges with respect to the Crosstown Securitized Receivables (including rights in respect of Liens securing such Crosstown Securitized Receivables and other credit support in respect of such Crosstown Securitized Receivables), (b) all funds received from or on behalf of the obligors thereon, or applied to amounts owed by such obligors (including without limitation insurance payments and proceeds of sale or other disposition of Crosstown Securitized Receivables),
          (c) all contracts, books and records that relate to the Crosstown Securitized Receivables, (d) any proceeds of such Crosstown Securitized Receivables and any lockboxes or accounts in which such proceeds are deposited, (e) any warranty, indemnity, dilution and other intercompany claim arising out of the documents pursuant to which Crosstown Securitized Receivables are securitized and (f) other assets of Crosstown Originators which are customarily transferred or in respect of which Liens are customarily granted in connection with asset securitization transactions involving accounts receivable; provided, that, the Crosstown Securitization Related Assets shall not include any interests which any Borrower or Guarantor may acquire from Catalog Seller in any returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Crosstown Securitized Receivable that constitutes a Crosstown Securitization Related Asset.

               "Figi Companies" shall mean collectively, Figi's Inc., its Subsidiaries and their respective successors and assigns.

          (b) Amendment to Definition of Excluded Subsidiaries. The definition of Excluded Subsidiaries set forth in Section 1.73 of the Loan Agreement is hereby amended to include GHR Investment Corp., a Minnesota corporation, and GHR Systems, Inc., a Pennsylvania corporation, each an indirect Subsidiary of Crosstown.

          (c) Excluded Collateral. Section 5.2 of the Loan Agreement is hereby amended by inserting the following prior to the period at the end of such
     Section:

             "and (i) all Crosstown Securitization Program Assets".

          (d) Events of Default. Section 10.1(q) of the Loan Agreement is hereby amended by inserting the following prior to the semicolon at the end of such Section:

               "or Catalog Seller shall fail to (x) make settlements in an aggregate amount in excess of $5,000,000 on each Business Day and such failure shall continue for five (5) consecutive Business Days (except for delays arising solely from force majeure, in which case such failure to make settlements on each Business Day shall not continue for more than eight (8) Business Days) with respect to amounts owed to Crosstown pursuant to the Crosstown Securitization Transaction or (y) remit to Crosstown all funds it receives in respect of amounts owed to Crosstown pursuant to the Crosstown Securitization Transaction no later than the same Business Day it receives such funds"

     3. Crosstown Securitization Transaction.

          (a) In furtherance of the Consent, the parties hereto acknowledge that
     (i) the Crosstown Originators are the originators of the Crosstown Securitized Receivables, (ii) the Crosstown Originators (other than Crosstown) will transfer Crosstown Securitization Program Assets to Crosstown, and Crosstown will in turn transfer Crosstown Securitization Program Assets to Catalog Seller, on a continuous basis pursuant to the terms of the Crosstown Securitization Transaction, so that new Crosstown Securitization Program Assets are transferred concurrently with their origination, (iii) Catalog Seller will pay Crosstown for such Crosstown Securitization Program Assets as soon as cash is made available to it for such purposes under the terms of the related securitization documents, taking into account the required allocation of collections to investors in the Crosstown Securitization Transaction and the fact that new receivables may be originated at a rate that is faster or slower than the rate at which collections are received, and (iv) Catalog Seller will not have a security interest in or lien upon any assets or properties of the Crosstown Originators other than the Crosstown Securitization Program Assets.

          (b) The parties hereto hereby agree that (i) Borrowers shall cause the securitization investors in the Crosstown Securitization Program Assets (the "Crosstown Securitization Investors") to agree, for the benefit of Agent, that Agent shall have reasonable access to any books and records of Borrowers, and use any equipment (including data processing equipment) of Borrowers, that may be in the possession or control of the Crosstown Securitization Investors during reasonable business hours, at the expense of Agent and Lenders (for the account of the Borrowers) and without any obligation to pay rent or compensation to Borrowers or the Crosstown Securitization Investors, to the extent necessary to enforce its rights and remedies pursuant to the Loan Agreement in respect of the Collateral, and
     (ii) to the extent such an agreement is obtained by Borrowers, the parties hereto shall agree that the Crosstown Securitization Investors may have reasonable access to any books and records of Borrowers, and to use any equipment (including data processing equipment) of Borrowers, that may be in the possession or control of Agent or any Lender during reasonable business hours, at their own expense but without any obligation to pay rent or compensation to Borrowers, Agent or Lenders, to the extent necessary to service and collect upon the Crosstown Securitization Program Assets. Any expenses incurred by Agent and Lenders hereunder shall constitute additional Obligations.

     4. Conditions Precedent. The joinder of the Crosstown Companies provided for herein shall be effective as of the date hereof, but only upon the satisfaction of each of the following conditions precedent, in a manner reasonably satisfactory to Agent:

          (a) Agent shall have received a counterpart of this Joinder Agreement, duly executed and delivered by each Crosstown Company;

          (b) Agent shall have received, in form and substance reasonably satisfactory to Agent, all releases, terminations and such other documents as Agent may reasonably request to evidence and effectuate the termination by Bank of America, NA, CapitalSource Finance LLC, J.P. Morgan Partners
     (SBIC), LLC and J.P. Morgan Partners (23A SBIC), L.P. of their respective financing arrangements with the Crosstown Companies and the termination and release by it or them, as the case may be, of any interest in and to any assets and properties of each Crosstown Company, duly executed (if applicable) and delivered by it or each of them, including, but not limited to, (i) UCC termination statements for all UCC financing statements previously filed by it or any of them or their predecessors, as secured party and any Crosstown Company, as debtor; (ii) releases of trademarks, patents and copyrights previously filed by it or any of them or their predecessors against any Crosstown Company, and (iii) satisfactions and discharges of any mortgages, deeds of trust or deeds to secure debt by any Crosstown Company in favor of it or any of them, in form acceptable for recording with the appropriate Governmental Authority;

          (c) Agent shall have received, in form and substance satisfactory to Agent, evidence that Agent will have a valid perfected first priority security interest in all of the Collateral of each Crosstown Company upon the filing of UCC financing statements naming Agent, as secured party, and each Crosstown Company, as debtor, and a valid perfected first priority security interest in all of the Collateral of each Crosstown Company constituting deposit accounts (other than the deposit accounts listed on Schedule 1 hereto) upon the execution and delivery of the Crosstown Blocked Account Agreements (as hereinafter defined);

          (d) Agent shall have received originals of the stock certificates representing all of the issued and outstanding shares of the Capital Stock of Chestnut and each Crosstown Company, in each case together with stock powers duly executed in blank with respect thereto;

          (e) Agent shall have received, in form and substance reasonably satisfactory to Agent, each of the following (collectively, the "Trademark Agreements"): (i) the Trademark Collateral Assignment and Security Agreement among Figi's, Figi's BSI, Figi's Gifts, Figi's MOGI and Agent, duly executed and delivered by Figi's, Figi's BSI, Figi's Gifts and Figi's MOGI and (ii) the Trademark Collateral Assignment and Security Agreement among Arizona, Bedford, LM&B, Monterey and Agent, duly executed and delivered by Arizona, Bedford, LM&B and Monterey;

          (f) Agent shall have received, in form and substance reasonably satisfactory to Agent, each of the following (collectively, the "Copyright Agreements"): (i) the Copyright Collateral Assignment and Security Agreement among Figi's, Figi's BSI, Figi's Gifts, Figi's MOGI and Agent, duly executed and delivered by Figi's, Figi's BSI, Figi's Gifts and Figi's MOGI and (ii) the Copyright Collateral Assignment and Security Agreement among Arizona, Bedford, LM&B, Monterey and Agent, duly executed and delivered by Arizona, Bedford, LM&B and Monterey;

          (g) Agent shall have received, in form and substance reasonably satisfactory to Agent, the Collateral Assignment of Acquisition Agreements, by Chestnut and Parent in favor of Agent and Lenders, duly executed and delivered by Chestnut and Parent;

          (h) Agent shall have received, in form and substance reasonably satisfactory to Agent, a Secretary's Certificate for each Crosstown Company;

          (i) Agent shall have received, in form and substance reasonably satisfactory to Agent, good standing certificates (or its equivalent) for Chestnut and each Crosstown Company from the Secretary of State (or comparable official) of the jurisdiction of incorporation or formation of Chestnut and each Crosstown Company and each jurisdiction in which Chestnut and each Crosstown Company is authorized to transact business;

          (j) Agent shall have received UCC, Federal and State tax lien and judgment lien search results against Chestnut and each Crosstown Company in all relevant jurisdictions, as determined by Agent, which search results shall be in form and substance reasonably satisfactory to Agent;

          (k) Agent shall have received, in form and substance reasonably satisfactory to Agent, true, correct and complete copies of the Stock Purchase Agreement described in the Consent and the other agreements, documents and instruments to be executed and/or delivered by any Borrower or Guarantor in connection therewith or related thereto (collectively, the "Acquisition Documents");

          (l) Agent shall have received for the Crosstown Companies, in form and substance satisfactory to Agent, evidence of insurance and loss payee endorsements required under the Loan Agreement and under the other Financing Agreements and certificates of insurance policies and/or endorsements naming Agent as loss payee; and

          (m) Agent shall have received, in form and substance reasonably satisfactory to Agent, such opinion letters of counsel to the Crosstown Companies with respect to the Joinder Documents (as hereinafter defined), the Acquisition Documents and such other matters as Agent may reasonably request.

     5. Representations, Warranties and Covenants. Each of the Crosstown Companies, jointly and severally, represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Financing Agreements, being a continuing condition of the making of Loans by Lenders to Borrowers:

          (a) within sixty (60) days of the date hereof (or such later date as Agent may in its discretion agree in writing), Borrowers shall deliver to Agent, in form and substance reasonably satisfactory to Agent, Collateral Access Agreements, between each Crosstown Company and any lessor of premises to any Crosstown Company, or any other person to whom any Collateral is consigned or who has custody, control or possession of any such Collateral or is otherwise the owner or operator of any premises on which any of such Collateral is located (excluding Retail Store locations and any office location which is not a chief executive office), in each case duly executed and delivered by such Crosstown Company and such lessor or other person;

          (b) within sixty (60) days of the date hereof (or such later date as Agent may agree in writing), Borrowers shall deliver to Agent, in form and substance reasonably satisfactory to Agent, Deposit Account Control Agreements by and among Agent, each Crosstown Company and each of Bank of America, NA, JP Morgan Chase Bank, Wells Fargo Bank, NA, Marshal & Ilsey and any other bank at which a Blocked Account of a Crosstown Company is maintained, in each case duly executed and delivered by such Crosstown Company and such bank (collectively, the "Crosstown Blocked Account Agreements");

          (c) within sixty (60) days of the date hereof (or such later date as Agent may agree in writing), Borrowers shall deliver to Agent, in form and substance reasonably satisfactory to Agent, (i) Credit Card Acknowledgments by any Credit Card Issuer or Credit Card Processor which is a party to a Credit Card Agreement with any Crosstown Company, in each case duly executed and delivered by such Crosstown Company and such Credit Card Issuer or Credit Card Processor in favor of Agent and (ii) a Credit Card Acknowledgment duly executed and delivered by Crosstown and Catalog Seller in favor of Agent;

          (d) the execution, delivery, and performance of this Joinder Agreement, the other Joinder Documents and any other Financing Agreements to which any Crosstown Company is party are within its corporate or limited liability powers, as the case may be, and have been duly authorized by all necessary corporate or limited liability company action, and do not and will not (i) violate any provision of federal, state, or local law or regulation, organizational documents Agreement of such Crosstown Company, or any order, judgment, or decree of any court or other Governmental Authority binding on such Crosstown Company, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of such Crosstown Company, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Crosstown Company or any other Borrower and Guarantor, other than the Permitted Liens, or (iv) require any approval of the holders of the Capital Stock of such Crosstown Company, or any approval or consent of any Person under any Material Contract of such Crosstown Company, other than those already obtained prior to the effective date hereof;

          (e) this Joinder Agreement and the other agreements, documents and instruments to be executed and/or delivered by any Borrower or Guarantor in connection herewith or related hereto (together with this Joinder Agreement, collectively, the "Joinder Documents") and any and all other Financing Agreements to which such Crosstown Company is made party hereunder constitute its legal, valid, and binding obligations, enforceable against each of the Crosstown Companies in accordance with their respective terms;

          (f) the chief executive office and federal taxpayer identification number of each Crosstown Company is as is set forth on Schedule 2 hereto;

          (g) each other representation and warranty applicable to such Crosstown Company as a Person comprising a Borrower under the Financing Agreements is and will be true and correct as of the date hereof, excluding any representations and warranties which specifically relate to an earlier date; and

          (h) as of the date of this Joinder Agreement, and after giving effect to the provisions of the Joinder Documents and the Acquisition Documents, no Default or Event of Default exists or has occurred and is continuing.

     6. Binding Effect. This Joinder Agreement is binding upon and enforceable against each of the Crosstown Companies, Agent and Lenders and their successors and assigns and shall inure to the benefit of and may be enforced Agent and Lenders and their respective successors and assigns.

     7. Financing Agreement References.

          (a) This Joinder Agreement is a Financing Agreement.

          (b) Each reference in the Financing Agreements to "Borrower", "Obligor", "Guarantor", "Shared Subsidiary Pledgor" or words of like import referring to a person composing a Borrower shall include and refer to each of the Crosstown Companies.

          (c) Each reference in the Guarantee and the other Financing Agreements to this "Agreement", "hereunder", "herein", "hereof', "thereunder", "therein", "thereof', or words of like import referring to the Loan Agreement, the Guarantee, the Pledge Agreement, or any other Financing Agreement shall mean and refer to each such agreement as supplemented by this Joinder Agreement.

     8. Further Assurances. Each of the Crosstown Companies shall execute and deliver to Agent all financing statements, continuation financing statements, security agreements, chattel mortgages, pledges, assignments, supplements in respect of any of the foregoing, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Agent may reasonably request, in accordance with the terms of the Financing Agreements, to perfect and continue perfected Agent's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under this Joinder Agreement, the Consent and the other Financing Agreements.

     9. Governing Law. The validity, interpretation and enforcement of this Joinder Agreement and any dispute relating thereto arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York without regard to principles of conflicts of laws, but excluding any rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

     10. Counterparts. This Joinder Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Joinder Agreement by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Joinder Agreement. Any party delivering an executed counterpart of this Joinder Agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Joinder Agreement, as of the date first above written.

                                                 CROSSTOWN TRADERS, INC.

                                                 By:_________________________

                                                 Title:  _______________________

                                                 FIGI'S INC.

                                                 By:_________________________

                                                 Title:  _______________________

                                                 ARIZONA MAIL ORDER COMPANY,
                                                 INC.

                                                 By:_________________________

                                                 Title:  _______________________

                                                 BEDFORD FAIR APPAREL, INC.

                                                 By:_________________________

                                                 Title:  _______________________

                                                 FIGI'S BUSINESS SERVICES, INC.

                                                 By:_________________________

                                                 Title:  _______________________

                                                 FIGI'S GIFTS, INC.

                                                 By:_________________________

                                                 Title:  _______________________




                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

                                                 FIGI'S MAIL ORDER GIFTS, INC.

                                                 By:_________________________

                                                 Title:  _______________________

                                                 LM&B CATALOG, INC.

                                                 By:_________________________

                                                 Title:  _______________________

                                                 MONTEREY BAY CLOTHING
                                                 COMPANY, INC.

                                                 By:_________________________

                                                 Title:  _______________________

                                                 PC FLOWERS & GIFTS.COM LLC

                                                 By:_________________________

                                                 Title:  _______________________


















                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ACKNOWLEDGED AND AGREED:

CHARMING SHOPPES, INC.

By:   ____________________
      Eric M. Specter
      Executive Vice President

CHARMING SHOPPES OF DELAWARE,  INC.

By:   ____________________
      Eric M. Specter
      Vice President

CSI INDUSTRIES, INC.

By:   _____________________
      Eric M. Specter
      Vice President

FB APPAREL, INC.

By:   ____________________
      Eric M. Specter
      Vice President

LANE BRYANT, INC.

By:   _____________________
      Eric M. Specter
      Executive Vice President

CATHERINES STORES CORPORATION

By:   _____________________
      Eric M. Specter
      Executive Vice President



                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

CHARMING SHOPPES OF DELAWARE, INC.,
as Borrowers' Agent

By:   _____________________
      Eric M. Specter
      Vice President

CHESTNUT ACQUISITION SUB, INC.

By:   _____________________
      Colin D. Stern
      Vice President

AGENT

WACHOVIA BANK, NATIONAL ASSOCIATION,
  as Agent, on behalf of itself and the Required Lenders

By:_____________________________

Title:____________________________

                                   SCHEDULE 1

                           Excluded Crosstown Accounts


Wells Fargo Bank
Bedford Fair Apparel
Credit Card Settlement
6355059754

Wells Fargo Bank
LM & B Catalog
Credit Card Settlement
6355065388

Wells Fargo Bank
Monterey Bay Clothing
Credit Card Settlement
4100173897

JPMorgan Chase Bank (formerly Bank One)
Arizona Mail Order
Credit Depository Account
634888481

JPMorgan Chase Bank (formerly Bank One)
Bedford Fair Apparel
Credit Depository Account
634888499

JPMorgan Chase Bank (formerly Bank One)
LM & B Catalog
Credit Depository Account
634888507

JPMorgan Chase Bank (formerly Bank One)
Monterey Bay Clothing
Credit Depository Account
635885700

                                   SCHEDULE 2

       Chief Executive Offices and Federal Taxpayer Identification Numbers
       -------------------------------------------------------------------


Company                             Chief Executive Office    Federal Taxpayer
                                                            Identification Number
----------------------------------- ----------------------- ---------------------
Crosstown Traders, Inc.             3740 East 34th Street        05-0535617
                                    Tucson, AZ
----------------------------------- ----------------------- ---------------------
Figi's Inc.                         3200 South Maple Avenue      93-0791385
                                    Marshfield, WI 54449
----------------------------------- ----------------------- ---------------------
Arizona Mail Order Company, Inc.    3740 East 34th Street        41-1916359
                                    Tucson, AZ
----------------------------------- ----------------------- ---------------------
Bedford Fair Apparel, Inc.          Greenwich Office Park        06-1533551
                                    51 Weaver Street
                                    Building #2
                                    Greenwich, CT
----------------------------------- ----------------------- ---------------------
Figi's Business Services, Inc.      3200 South Maple Avenue      39-1414983
                                    Marshfield, WI 54449
----------------------------------- ----------------------- ---------------------
Figi's Gifts, Inc.                  3200 South Maple Avenue      39-1389176
                                    Marshfield, WI 54449
----------------------------------- ----------------------- ---------------------
Figi's Mail Order Gifts, Inc.       3200 South Maple Avenue      41-1950727
                                    Marshfield, WI 54449
----------------------------------- ----------------------- ---------------------
LM&B Catalog, Inc.                  Greenwich Office Park        86-0985729
                                    51 Weaver Street
                                    Building #2
                                    Greenwich, CT
----------------------------------- ----------------------- ---------------------
Monterey Bay Clothing Company, Inc. 5857 Owens Avenue
                                    Carlsbad, CA                 11-3712076
----------------------------------- ----------------------- ---------------------
PC Flowers & Gifts.com LLC          3740 East 34th Street
                                    Tucson, AZ                   41-1974437
----------------------------------- ----------------------- ---------------------